SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 24, 2002


                               Semtech Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                1-6395            95-2119684
(State or other jurisdiction of  (Commission   (IRS Employer Identification No.)
 incorporation or organization)  File Number)

200 Flynn Road
Camarillo, California                                   93012-8790
(Address of Principal Executive Offices)                (Zip Code)

                                 (805) 498-2111
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

The Registrant issued the press release, filed as Exhibit 99.1 hereto, on April 24, 2002.

Item 7.  Financial Statements and Exhibits.


Exhibit Number             Description of Document

99.1                       Press Release of the Registrant dated April 24, 2002.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2002                      SEMTECH CORPORATON



                                          By:   /s/   David G. Franz, Jr.
                                             -------------------------------
                                                David G. Franz, Jr.
                                                Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit Number             Description of Document

99.1                       Press Release of the Registrant dated April 24, 2002.